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Exhibit 3.1(n)

State of Indiana
Office of the Secretary of State

CERTIFICATE OF INCORPORATION

of

MERIT REALTY, INC

        I, TODD ROKITA, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

        NOW, THEREFORE, with this document I certify that said transaction will become effective Tuesday, October 07, 2003.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, October 7, 2003.
/s/ TODD ROKITA TODD ROKITA, SECRETARY OF STATE

ARTICLES OF INCORPORATION State Form 4159 (R12/1-03) Approved by State Board
INSTRUCTIONS:	Use 8 1/2" × 11 white paper for attachments. Present original and one copy to address in upper right corner of this form. Please TYPE or PRINT. Please visit our office on the web at www.sos.in.gov.

ARTICLES OF INCORPORATION

        The undersigned, desiring to form a corporation (hereinafter referred to as "Corporation") pursuant to the provisions of:

☒	Indiana Business Corporation Law	☐	Indiana Professional Corporation Act 1983, Indiana Code 23-1.5-1-1, et seq. (Professional corporations must include Certificate of Registration.)
As amended, executes the following Articles of Incorporation:

ARTICLE I—NAME AND PRINCIPAL OFFICE

        Name of Corporation (the name must include the word "Corporation", "Incorporated", "Limited", "Company" or an abbreviation thereof

MERIT REALTY, INC
Principal Office:

Post office address	City	State	ZIP code
4333 MOSS RIDGE LN	INDIANAPOLIS	IN	46237

ARTICLE II—REGISTERED OFFICE AND AGENT

        Registered Agent: The name and street address of the Corporation's Registered Agent and Registered Office for service of process are:

Name of Registered agent JOHN KOLAS, ATTORNEY AT LAW
Address of Registered Office (street or building)	City		ZIP code
1040 E 86TH ST. SUITE 42A	INDIANAPOLIS	Indiana	46237

ARTICLE III—AUTHORIZED SHARES

        Number of shares the Corporation is authorized to issue: 100

If there is more than one class of shares, shares with rights and preferences, list such information as "Exhibit A."

ARTICLE IV—INCORPORATORS
[the name(s) and address(es) of the incorporators of the corporation]]

NAME	NUMBER AND STREET OR BUILDING	CITY	STATE	ZIP CODE
GREGORY H. OVERTON	4333 MOSS RIDGE LN	INDIANAPOLIS	IN	46237

    In Witness Whereof, the undersigned being all the incorporators of said Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true.
this day of OCT., 2003.
Signature of incorporator		Printed name
/s/ GREGORY H. OVERTON		GREGORY H. OVERTON
Signature of incorporator		Printed name

Signature of incorporator		Printed name

This instrument was prepared by: (name) GREGORY H. OVERTON
Address (number, street, city and state)				ZIP code
4333 MOSS RIDGE LN, INDIANAPOLIS, IN				46237

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  Exhibit 3.1(n)